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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934





Date of Report (Date of earliest event reported): May 18, 2001




                           PHILIP SERVICES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-30417                   98-131394
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



9700 Higgins Road, Suite 750, Rosemont, Illinois                        60018
------------------------------------------------                      ----------
    (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (847) 685-9752


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ITEM 5.  OTHER EVENTS

     On May 18, 2001, the Board of Directors of Philip Services Corporation (the "Company") directed and ordered the redemption, to become effective as of 8:00 a.m., Eastern time, on May 22, 2001, of all of the outstanding rights (the "Rights") granted pursuant that certain Rights Agreement dated as of March 31, 2000 between the Company and American Securities Transfer & Trust, Inc. Each Right is to be redeemed at a redemption price of $0.001 per Right, payable in cash on or about June 22, 2001 to stockholders of record as of the close of business on June 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release dated May 21, 2001


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHILIP SERVICES CORPORATION



                                    By: /s/ Anthony G. Fernandes
                                    --------------------------------------------
                                    Name:  Anthony G. Fernandes
                                    Title: President and Chief Executive Officer

Date: May 21, 2001


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
 99.1          Press release dated May 21, 2001